EXHIBIT 23.2



                               CONSENT OF COUNSEL



         We hereby consent to the use of our opinion as Exhibit 5.1 to this Registration Statement on Form S-4 and to the use of our name under the caption "Legal Matters" in the Prospectus constituting part of such Registration Statement.

                                                 /s/ STUZIN AND CAMNER
                                                 ------------------------
                                                 Stuzin and Camner,
                                                 Professional Association





Coral Gables, Florida
Date:    April 7, 1997